July 19, 2007

ADVANTAGE FUNDS, INC.
DREYFUS PREMIER MIDCAP VALUE FUND

Supplement to Prospectus dated January 1, 2007

At a meeting of the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Premier Midcap Value Fund (the "Fund"), the Board approved the liquidation of the Fund, effective on or about August 23, 2007 (the "Liquidation Date"). Accordingly, effective on or about August 3, 2007, no new or subsequent investments in the Fund will be permitted.

In addition, effective on or about July 19, 2007, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the Fund will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.